SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 2, 2004.

Fog Cutter Capital Group Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	0-23911	52-2081138
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1410 SW Jefferson Street, Portland, OR		97201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 721-6500

Item 5.    Other Events.

Fog Cutter Capital Group Inc. (Nasdaq: FCCG) has announced that Chief Executive Officer and Chairman of the Board Andrew Wiederhorn has entered into a settlement with the federal government regarding its investigation into Capital Consultants, Inc. (the “Settlement”) and will take a leave of absence from his corporate positions at Fog Cutter Capital.

Under the Settlement’s terms, Mr. Wiederhorn pled guilty on June 3, 2004, to two federal counts.  The first count, a violation of an ERISA provision, involved a provision of federal law that required no criminal intent. The second count, a violation involving a personal tax return, did not reduce Mr. Wiederhorn’s tax obligations and had no financial impact on government tax revenues.

The charges to which Mr. Wiederhorn has pled guilty pursuant to the Settlement are not based upon any acts or omission of the Company or of   Mr. Wiederhorn in his capacity as an officer or director of the Company.

In entering into Mr. Wiederhorn’s leave of absence agreement, under which he will continue to be compensated and be co-Chairman and co-CEO of the Company, the Board considered the nature of the statute to which Mr. Wiederhorn pled and the fact that he relied entirely on the advice of expert legal counsel and a national accounting firm.  The Board also believed it was important to assure Mr. Wiederhorn’s return to active involvement with the Company because of his expertise and knowledge and to preserve a significant business relationship and the value of the Company’s investments.

Mr. Wiederhorn’s leave of absence will take effect upon his incarceration and ensures that the Company will be aided by Mr. Wiederhorn’s advice before and after.

Fog Cutter Capital has taken the necessary steps for a smooth transition.  It has appointed Donald Berchtold as co-Chief Executive Officer.  Mr. Berchtold has been Senior Vice President of Administration at Fog Cutter Capital since October 1999 and became a director in March 2004.  He currently sits on the board of directors of Fatburger, a Fog Cutter subsidiary, and has more than 25 years experience in the restaurant business.  In order to further assist the transition, David Dale-Johnson and Don Coleman will serve as co-Chairmen of the Board.  Both Mr. Dale-Johnson and Mr. Coleman have been directors of the Company since October 2001.  Mr. Dale-Johnson is the Director of the Real Estate program at USC’s Marshall School of Business and has significant expertise in real estate, economics and finance.  Mr. Coleman has held prominent executive operating positions in several major companies and is currently the Chief Operating Officer of Eagle Telephonic Inc.

The Company will also appoint Mr. Dale-Johnson as Chief Investment Officer, adding a new, full-time position to the Fog Cutter Capital management team.

FORWARD-LOOKING STATEMENTS

CERTAIN STATEMENTS CONTAINED HEREIN MAY NOT BE BASED ON HISTORICAL FACTS AND ARE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED,

AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.  FORWARD-LOOKING STATEMENTS WHICH ARE BASED ON VARIOUS ASSUMPTIONS (SOME OF WHICH ARE BEYOND THE COMPANY’S CONTROL) MAY BE IDENTIFIED BY REFERENCE TO A FUTURE PERIOD OR PERIODS, OR BY THE USE OF FORWARD-LOOKING TERMINOLOGY, SUCH AS “MAY,” “WILL,” “BELIEVE,” “EXPECT,” “ANTICIPATE,” “CONTINUE,” OR SIMILAR TERMS OR VARIATIONS ON THOSE TERMS, OR THE NEGATIVE OF THOSE TERMS.  ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE SET FORTH IN FORWARD-LOOKING STATEMENTS DUE TO A VARIETY OF FACTORS, INCLUDING, BUT NOT LIMITED TO, THOSE RELATED TO THE ECONOMIC ENVIRONMENT, PARTICULARLY IN THE MARKET AREAS IN WHICH THE COMPANY OPERATES, THE FINANCIAL AND SECURITIES MARKETS AND THE AVAILABILITY OF AND COSTS ASSOCIATED WITH SOURCES OF LIQUIDITY, COMPETITIVE PRODUCTS AND PRICING, THE REAL ESTATE MARKET, FISCAL AND MONETARY POLICIES OF THE U.S. GOVERNMENT, CHANGES IN PREVAILING INTEREST RATES, ACQUISITIONS AND THE INTEGRATION OF ACQUIRED BUSINESSES, PERFORMANCE OF RETAIL/CONSUMER MARKETS, DETERIORATION IN CONSUMER CREDIT, CREDIT RISK MANAGEMENT, ASSET/LIABILITY MANAGEMENT, THE IMPACT OF ONGOING LITIGATION, AND THE IMPACT OF AN INVESTIGATION OF THE COMPANY’S CHIEF EXECUTIVE OFFICER.  EXCEPT AS MAY BE REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE, AND SPECIFICALLY DISCLAIMS ANY OBLIGATION, TO PUBLICLY RELEASE THE RESULTS OF ANY REVISIONS WHICH MAY BE MADE TO ANY FORWARD-LOOKING STATEMENTS TO REFLECT THE OCCURRENCE OF ANTICIPATED OR UNANTICIPATED EVENTS OR CIRCUMSTANCES AFTER THE DATE OF SUCH STATEMENTS.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

The following exhibit is filed as part of this report:

10.1                           Leave of Absence Agreement dated as of June 2, 2004 between the Registrant and Andrew A. Wiederhorn.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Fog Cutter Capital Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 4, 2004

FOG CUTTER CAPITAL GROUP INC.

By:	/s/ R. Scott Stevenson
R. Scott Stevenson
Senior Vice President and Chief Financial Officer